DEAR CONTRACTHOLDER:
--------------------------------------------------------------------------------

     Lexington Natural Resources Trust finished calendar year 1998 with a total return of -19.62%* which compares to -23.92% for the average natural resource mutual fund monitored by Lipper, Inc. The natural resource sector was one of the poorer performing areas of the market, as witnessed by the unmanaged Standard & Poor's 500 Stock Price Index return of 28.7%, which represents a broad cross section of economic sectors.

     Helping the performance of your Fund was a strategic shift to the more defensive areas within the energy sector. For example, we reduced our exposure to exploration and drilling companies while increasing our commitment to the more stable pipeline and utility distribution companies. These sectors helped the Fund perform on a relative basis. Additionally, underweighting basic metals companies and forest products contributed to our above average results in comparison with other funds.

     A reasonable question is to ask "why did the natural resource sector perform so poorly" in a healthy economic environment? There are many answers to that question. We will focus on those we believe had the greatest impact.

     (1) Oil prices fell dramatically as economic weakness in the oil importing countries continues to reduce demand. Also, OPEC countries continue to violate agreed upon production quotas, increasing oil supply in the face of falling demand, further depressing oil prices. These two factors create a ripple effect on other company exploration budgets and suppliers to the oil industry. A warmer than expected winter contributed to the fall in natural gas prices as well. The clear winner is the consumer where gasoline prices at the pump are the lowest in recent memory.

     (2) Raw material/commodity prices continued to fall. Again, well managed companies had no choice but to accept profit margin squeezes if they are to maintain revenue levels. Many of the Pacific Rim countries accelerated exports of raw materials in order to help reduce their current account deficit. That has helped Asia to bottom out but has put additional supply in the world marketplace.

     (3) There is no inflation to speak of in the world today. Traditionally, precious metals and raw materials respond favorably to upticks in inflation. Global excess capacity in almost all industries and a deflationary bias in many sectors of the world, has kept resource prices under pressure.

     Our outlook is that we believe we have seen the worst. We believe that oil at $10 a barrel and natural gas at $1.35 a metric cubic foot won't last. We are also starting to see upticks in the fertilizer (phosphates) and forest products sectors. We may be a little early but natural resources could be one of the better sectors in 1999 as prices begin to move upward for many commodities.


                                   Sincerely,

      /s/ Robert M. DeMichele                  /s/ Frank A. Pelusa
      -----------------------                  -------------------
          Robert M. DeMichele                      Frank A. Peluso
          Portfolio Manager and President          Portfolio Manager
          February, 1999                           February, 1999

--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      LEXINGTON NATURAL RESOURCES TRUST AND
              THE UNMANAGED STANDARD & POOR'S 500 STOCK PRICE INDEX



[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED REPORT]


                   Lexington
Year               Natural            S&P 500
                   Resources
=================================================
10/14/91         $10,000.00          $10,000.00
12/31/91         $10,238.35          $10,867.85
12/31/92         $10,567.89          $11,694.89
12/31/93         $11,719.89          $12,871.40
12/31/94         $11,089.71          $13,040.01
12/31/95         $12,960.20          $17,940.45
12/31/96         $16,445.58          $22,061.37
12/31/97         $17,621.33          $29,423.26
12/31/98         $14,163.76          $37,873,61


                         AVERAGE ANNUAL STANDARD TOTAL RETURNS
                             FOR THE PERIOD ENDED 12/31/98
FUND/INDEX               1 YEAR    5 YEAR     SINCE INCEPTION
                                                 10/14/91
----------               ------    ------     ---------------
Lexington Natural
Resources Trust         (19.62%)     3.86%         4.94%

S & P 500                28.72%     24.09%        20.26%


*Prior to October 14, 1991, the Fund opeerated under a different investment objective.
This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"). Results for the Fund and the S&P 500 include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

--------------------------------------------------------------------------------



*-19.62%, 3.86% and 4.94% are the one and five year and since commencement (8/1/89) average annual standard total returns, respectively, for the year ended December 31, 1998. Prior to September 1991, the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998


     NUMBER OF                                                  VALUE
      SHARES                        SECURITY                   (NOTE 1)
--------------------------------------------------------------------------------
                    COMMON STOCKS: 99.7%
                    BASIC MATERIALS: 8.1%
          46,000    Martin Marietta Materials, Inc. ........ $ 2,860,625
                                                             -----------
                    ENERGY SOURCES: 71.3%
          17,000    AES Corporation ........................     805,375
          32,000    Anadarko Petrol Corporation ............     988,000
          30,000    Aquarion Company .......................   1,230,000
          53,000    Avatar Holdings, Inc.1 .................     834,750
          20,000    Burlington Resources, Inc. .............     716,250
          12,500    Chevron Corporation ....................   1,036,719
          22,000    Coastal Corporation ....................     768,625
          20,000    Coflexip S.A. (ADR) ....................     650,000
          23,000    Columbia Energy Group ..................   1,328,250
          30,000    Diamond Offshore Drilling, Inc. ........     710,625
          18,200    Elf Aquitaine S.A. (ADR) ...............   1,030,575
          14,600    Enbridge, Inc. .........................     666,125
          18,500    Enron Corporation ......................   1,055,656
          20,100    Exxon Corporation ......................   1,469,812
          40,000    Halliburton Company ....................   1,185,000
          45,000    Nabors Industries, Inc. ................     610,312
          41,500    Noble Affiliates, Inc.1 ................   1,021,937
          25,000    PennzEnergy Company ....................     407,812
          25,000    Pennzoil-Quaker State ..................     370,313
          27,500    Piedmont Natural Gas Company, Inc.......     993,438
          27,500    Schlumberger, Ltd. .....................   1,268,438
          56,500    Stolt Comex Seaway, S.A. (ADR)..........     377,844
          20,000    Texaco, Inc. ...........................   1,057,500
          64,000    The Williams Companies, Inc. ...........   1,996,000
          20,000    Total S.A. (ADR) .......................     995,000
          30,000    USX-Marathon Group .....................     903,750
          28,000    YPF Sociedad Anonima (ADR) .............     782,250
                                                             -----------
                                                              25,260,356
                                                             -----------
                    ENVIRONMENTAL TECHNOLOGY: 5.3%
          47,000    Pall Corporation .......................   1,189,688
          15,000    Waste Management, Inc. .................     699,375
                                                             -----------
                                                               1,889,063
                                                             -----------
                    PAPER AND FOREST PRODUCTS: 10.1%
          50,000    Fort James Corporation ................. $ 2,000,000
          35,000    International Paper Company ............   1,568,438
                                                             -----------
                                                               3,568,438
                                                             -----------
                    PRECIOUS METALS: 4.9%
          50,000    Placer Dome, Inc. ......................     575,000
          28,000    Stillwater Mining Company ..............   1,148,000
                                                             -----------
                                                               1,723,000
                                                             -----------
                    TOTAL INVESTMENTS: 99.7%
                    (cost $36,867,810+) (Note 1)............  35,301,482
                    Other assets in excess of
                    liabilities: 0.3% ......................     116,492
                                                             -----------
                    TOTAL NET ASSETS: 100.0%
                    (equivalent to $11.03 per
                    share on 3,211,597 shares
                    outstanding) ........................... $35,417,974
                                                             ===========

-------------------------
1  Non-income producing security.
ADR--American Depository Receipt.
+  Aggregate cost for Federal income tax is identical.

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS
Investments, at value (cost $36,867,810) (Note 1) ..............    $35,301,482
Cash ...........................................................        233,624
Receivable for shares sold .....................................          5,466
Dividends and interest receivable ..............................         19,513
                                                                    -----------
     Total Assets ..............................................     35,560,085
                                                                    -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ...............         29,241
Payable for shares redeemed ....................................         76,880
Accrued expenses ...............................................         35,990
                                                                    -----------
     Total Liabilities .........................................        142,111
                                                                    -----------
NET ASSETS (equivalent to $11.03 per share on
 3,211,597 shares outstanding) (Note 3) ........................    $35,417,974
                                                                    ===========
NET ASSETS consist of:
Paid-in capital-unlimited shares of beneficial
  interest at no par value (Note 1) ............................    $39,213,580
Undistributed net investment income (Note 1) ...................        201,165
Accumulated net realized loss on investments (Notes 1 and 6) ...     (2,430,443)
Unrealized depreciation of investments .........................     (1,566,328)
                                                                    -----------
     TOTAL NET ASSETS ..........................................    $35,417,974
                                                                    ===========


    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF OPERATIONS
Year ended December 31, 1998

INVESTMENT INCOME
Dividends ....................................................... $    780,422
Interest ........................................................       62,665
                                                                  ------------
                                                                       843,087
Less: foreign tax expense .......................................       19,887
                                                                  ------------
     Total investment income ....................................                    $    823,200

EXPENSES

   Investment advisory fee (Note 2) .............................      480,891
   Accounting expenses (Note 2) .................................       46,348
   Professional fees ............................................       26,287
   Printing and mailing expenses ................................       24,721
   Directors' fees and expenses .................................       14,077
   Computer processing fees .....................................       13,508
   Custodian expenses ...........................................        7,792
   Registration fees ............................................        1,061
   Other expenses ...............................................        6,782
                                                                  ------------
     Total expenses .............................................                         621,467
                                                                                     ------------
     Net investment income ......................................                         201,733
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4)
   Net realized loss on investments .............................   (2,286,879)
   Net change in unrealized depreciation of investments .........   (8,067,438)
                                                                  ------------
     Net realized and unrealized loss ...........................                     (10,354,317)
                                                                                     ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................                    $(10,152,584)
                                                                                     ============

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                                                 1998              1997
                                                                            -------------     -------------
Net investment income ...................................................   $   201,733       $   245,932
Net realized gain (loss) from investment transactions ...................    (2,286,879)        2,699,440
Net change in unrealized appreciation (depreciation) of investments .....    (8,067,438)          768,667
                                                                            -----------       -----------
     Increase (decrease) in net assets resulting from operations .......... (10,152,584)        3,714,039
Distributions to shareholders from net investment income ................      (246,500)               --
Distributions to shareholders from net realized gains from security
  transactions .........................................................     (2,842,852)       (1,902,822)
Increase (decrease) from capital share transactions (Note 3) ............   (16,602,952)       25,517,709
                                                                            -----------       -----------
     Net increase (decrease) in net assets ................................ (29,844,888)       27,328,926
NET ASSETS:
  Beginning of period ...................................................    65,262,862        37,933,936
                                                                            -----------       -----------
  End of period (including undistributed net investment income of
    $201,165 and $245,932 in 1998 and 1997, respectively) ...............   $35,417,974       $65,262,862
                                                                            ===========       ===========

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON NATURAL RESOURCES TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Lexington Natural Resources Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Trust's Board of Trustees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Trust's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operatons during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

     The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Trust's average daily net assets. LMC has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), a registered investment advisor, under which MSR will provide the Trust with certain investment management and administrative services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee of 0.50% of the Trust's average daily net assets. For 1998, the investment advisor has voluntarily agreed to reimburse the Trust if total annual expenses (including management fees, but excluding interest, taxes, brokerage commission and extraordinary expenses) exceed 2.50% of the Trust's average net assets. No reimbursement was required for the year ended December 31, 1998.

     The Trust also reimburses LMC for certain expenses, including accounting costs of $46,348, which are incurred by the Trust, but paid by LMC.

LEXINGTON NATURAL RESOURCES TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

3. CAPITAL STOCK

     Transactions in capital stock were as follows:


                                                                        Year ended
                                                      December 31, 1998               December 31, 1997
                                             -------------------------------    ----------------------------
                                                Shares            Amount           Shares          Amount
                                             -------------    --------------    ------------    ------------
     Shares sold .......................         588,215      $  8,218,783       3,601,366      $ 53,536,615
     Shares issued on
       reinvestment of dividends .......         274,122         3,089,351         116,969         1,902,821
                                             -----------      ------------      ----------      ------------
                                                 862,337        11,308,134       3,718,335        55,439,436
     Shares redeemed ...................      (2,026,593)      (27,911,086)     (1,996,391)      (29,921,727)
                                             -----------      ------------      ----------      ------------
     Net increase (decrease) ...........      (1,164,256)     $(16,602,952)      1,721,944      $ 25,517,709
                                             ===========      ============      ==========      ============

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

     The cost of purchases and proceeds from sales of investments for the year ended December 31, 1998, excluding short-term securities, were $34,664,638 and $51,209,864, respectively.

     At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,879,567 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $4,445,895.

5. INVESTMENT AND CONCENTRATION RISKS

     The Trust makes significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

6. FEDERAL INCOME TAXES-CAPITAL LOSS CARRYFORWARDS

     Capital loss carryforwards available for Federal income tax purposes as of December 31, 1998 are $2,430,444 expiring in 2006.

     To the extent any future capital gains are offset by these losses, such gains would not be distributed to contractholders.

7. TAX INFORMATION (UNAUDITED)

The Trust designates $2,809,529, whether take in shares or in cash, as 20% long-term capital gain distributions.

LEXINGTON NATURAL RESOURCES TRUST
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                         Year ended December 31,
                                              -----------------------------------------------------------------------------
                                                   1998             1997           1996           1995            1994
                                              ---------------   ------------   ------------    ----------     -----------
Net asset value, beginning of period ......     $  14.91         $ 14.29         $ 11.30         $  9.71         $ 10.30
                                                --------         -------         -------         -------         -------
Income (loss) from investment operations:
 Net investment income ....................         0.08            0.06            0.05            0.06            0.04
 Net realized and unrealized gain
  (loss) on investments and foreign
   currency transactions ..................        (2.98)           1.00            2.99            1.58           (0.59)
                                                --------         -------         -------         -------         -------
Total income (loss) from investment
 operations ...............................        (2.90)           1.06            3.04            1.64           (0.55)
                                                --------         -------         -------         -------         -------
Less distributions:
Distributions from net investment
 income ...................................        (0.08)             --           (0.05)          (0.05)          (0.04)
Distributions from net realized gains .....        (0.90)          (0.44)             --              --              --
                                                --------         -------        --------        --------         -------
Total distributions .......................        (0.98)          (0.44)          (0.05)          (0.05)          (0.04)
                                                --------         -------        --------        --------         -------
Net asset value, end of period ............     $  11.03         $ 14.91         $ 14.29         $ 11.30         $  9.71
                                                ========         =======        ========        ========         =======
Total return ..............................     (19.62)%           7.15%          26.89%          16.87%         (5.38)%
Ratio to average net assets:
 Expenses .................................        1.29%           1.25%           1.42%           1.47%           1.55%
 Net investment income ....................        0.42%           0.39%           0.40%           0.56%           0.49%
Portfolio turnover rate ...................       74.36%         114.16%         102.76%         149.18%          87.40%
Net assets, end of period (000's
 omitted) .................................     $ 35,418        $ 65,263        $ 37,934        $ 16,955         $13,627

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Lexington Natural Resources Trust:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Natural Resources Trust as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Natural Resources Trust as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

New York, New York
February 8, 1999

                                                         LEXINGTON

LEXINGTON
NATURAL RESOURCES TRUST                                  [LOGO]


INVESTMENT ADVISER
----------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two                                  LEXINGTON
Saddle Brook, New Jersey 07663                           NATURAL
                                                        RESOURCES
                                                         TRUST
SUB-ADVISER                                          -------------
----------------------------------------
MARKET SYSTEMS RESEARCH ADVISORS, INC.              ANNUAL REPORT
80 Maiden Lane                                    DECEMBER 31, 1998
New York, New York 10038

                                                  The Lexington Group
DISTRIBUTOR                                           of NO LOAD
----------------------------------------          Investment Companies
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



This report has been prepared for the information of the shareholders of Lexington Natural Resources Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.